SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549


                                    FORM 8-K


                                 CURRENT REPORT



                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934



                                 August 24, 1998
                                 ---------------
                Date of report (Date of earliest event reported)




                                 TRIBUNE COMPANY
                                 ---------------
             (Exact name of registrant as specified in its charter)



                                    Delaware
                                    --------
                 (State or other jurisdiction of incorporation)



                  1-8572                                   36-1880355
                  ------                                   ----------
         (Commission file number)              (IRS Employer Identification No.)

435 North Michigan Avenue, Chicago, Illinois                  60611
--------------------------------------------                  -----
  (Address of principal executive offices)                  Zip code)


        Registrant's telephone number, including area code (312) 222-9100


                                   No Changes
              (Former name, former address and former fiscal year,
                         if changed since last report)

Item 5.   Other Events
----------------------

          On August 24, 1998, Tribune Company announced that it had reached an agreement with Meredith Corporation to acquire the assets of KCPQ-TV (FOX13), Seattle, in exchange for the assets of Tribune's WGNX-TV (CBS46), Atlanta. In a three-way transaction, Meredith has agreed to purchase KCPQ pursuant to a merger with Kelly Television Co. and then exchange the station for WGNX. The transaction, pending regulatory approval, is expected to be completed in the first quarter of 1999.


Item 7.   Financial Statements and Exhibits
-------------------------------------------

(c)       Exhibits

          99.1     Press release issued by Tribune Company on August 24, 1998.

          99.2 Asset Exchange Agreement dated as of August 21, 1998 among Tribune Broadcasting Company, WGNX Inc., Meredith Corporation and KCPQ Acquisition Corp.

                                    SIGNATURE


          Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



                                    TRIBUNE COMPANY
                                    (Registrant)



Date: August 27, 1998           /s/ R. Mark Mallory
                                    ---------------
                                    R. Mark Mallory
                                    Vice President and Controller

                                  EXHIBIT INDEX
                                  -------------


Exhibit No.       Exhibit Description
-----------       -------------------

     99.1         Press release issued by Tribune Company on August 24, 1998.

     99.2 Asset Exchange Agreement dated as of August 21, 1998 among Tribune Broadcasting Company, WGNX Inc., Meredith Corporation and KCPQ Acquisition Corp.